UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2014

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

(a)	On September 2, 2014, Calavo Growers, Inc. (“Calavo”) and FreshRealm, LLC (“FreshRealm”) launched a new cloud-based on-demand food preparation and delivery platform, which brings freshly made meals and snacks directly to consumers. Nutrisystem, Inc. is the first food merchant to implement the platform and is conducting an exclusive test in the weight loss category beginning this week in the state of California.

Wholly-owned Calavo subsidiary Renaissance Food Group will be the first food maker for FreshRealm brand partners seeking to customize fresh prepared snacks and meals for delivery to their customers’ doorstep and/or offices. FreshRealm plans to rollout in new regions and with additional food merchants in the coming quarters.

Fresh food ordered through the FreshRealm platform will arrive to consumers in its proprietary Vessel – an innovative, temperature controlled shipping container that keeps food cold at refrigerated levels using no electricity or disposable cold sources. The Vessel is reusable and refurbish-able, designed to protect its contents and includes a barcode to allow for full-circle tracking.

Calavo is a shareholder of FreshRealm, holding 50% ownership of the company.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Calavo under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as may be expressly set forth by specific reference in such filing.

Any statements in this Item 7.01 that are not historical facts are forward-looking statements made under the provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Forward-looking statements in this Item 7.01 include, but are not limited to, statements regarding FreshRealm’s and Nutrisystem’s planned business operations and statements regarding the possible success of FreshRealm’s business model and proprietary Vessel. Please review the risks that are described in Calavo’s filings with the Securities and Exchange Commission (“SEC”), including those identified in the “Risk Factors” section of Calavo’s Annual Report on Form 10-K for the year ended October 31, 2013, and subsequent quarterly reports filed on Form 10-Q, as well as other filings Calavo makes with the SEC. All forward-looking statements in this Item 7.01 represent Calavo’s views only as of the date of this report on Form 8-K and should not be relied upon as representing its views as of any subsequent date. Calavo specifically disclaims any obligation to update this information, as a result of future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.

September 5, 2014

	By:	/s/ Lecil E. Cole
Lecil E. Cole Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

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